Summary of Signification Accounting Policies	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Summary of Signification Accounting Policies

Note 2. Summary of Signification Accounting Policies

Basis of presentation and consolidation

The consolidated financial statements are prepared on the basis as if the reorganization became effective as of the beginning of the first period presented in the accompanying consolidated financial statements of the Company in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The consolidated financial statements include the financial statements of the Company and all its majority-owned subsidiaries from the dates they were incorporated. All intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant accounting estimates reflected in the Company’s consolidated financial statements include but are not limited to estimates and judgments applied in the allowance for receivables, accounting for share-based compensation arrangements, estimated useful lives of leasehold improvements and equipment, impairment of long-lived assets, and going concern. Actual results could differ from those estimates and judgments.

Cash and cash equivalents

Cash is carried at cost and represent cash on hand and bank deposits. Cash equivalents consist of funds received from customers, which funds were held at the third-party platform’s fund account, and which are unrestricted and immediately available for withdrawal and use.

Periodically, the Company may carry cash balances at financial institutions more than the respective subsidiaries’ government insured limits in Singapore, Indonesia, Malaysia (subsidiary in Malaysia was disposed on July 27, 2022) and China (subsidiary in China was disposed on June 29, 2022) ranging from approximately $12,3996 to $56,790,000 per institution. The amount in excess of government insurance as of December 31, 2023 and 2022, was approximately $4,610,723 and $1,221,685 respectively. The Company has not experienced losses on these accounts and management believes, based upon the quality of the financial institutions, that the credit risk with regard to these deposits is not significant.

Foreign currencies translation and transactions

The reporting currency of the Company is United States Dollar (“US$”) and the accompanying consolidated financial statements have been expressed in “$”. In addition, the Company’s subsidiaries are operating in Singapore, Malaysia, Indonesia and People Republic of China and maintains its books and records in its local currency, Singapore Dollar (“SGD”), Malaysia Ringgit (“MYR”), Indonesia Rupiah (“IDR”) and Chinese Yuan (“CNY”), respectively, which are the functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “Translation of Financial Statement”, using the exchange rate on the balance sheet date. Shareholders’ equity is translated using the historical rates. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statements of changes in shareholders’ equity.

Accounts receivable

Accounts receivable are recorded in accordance with ASC 310, “Receivables.” Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable and other receivables. The Company determines the allowance based on aging data, historical collection experience, customer specific facts and economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company did not have any off-balance-sheet credit exposure relating to its customers, suppliers or others. For the years ended December 31, 2023, the Company recorded a provision for expected credit loss of $520,555. For the years ended December 31, 2022 and 2021, the Company did not record any allowances for doubtful accounts against its accounts receivable and other receivables nor did it charge off any such amounts, respectively.

Share-based compensation

ASC 718 “Compensation — Stock Compensation” prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

Share-based compensation amounted to approximately $nil, $1.27 million and $1.97 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Inventory

Inventories which comprise mainly of merchandise products sold through the Company’s e-commerce business platform are primarily accounted for using the first-in-first-out (“FIFO”) method of accounting. Inventories are measured at the lower of cost and net realizable value. The Company estimates the net realizable value of inventories based on an assessment of expected sales prices. Demand levels and pricing competition could change from time to time. If such factors result in an adverse effect on the Company’s products, the Company might be required to reduce the value of its inventories. There is no allowance of obsolete stocks recognized for the financial years ended December 31, 2023, 2022 and 2021.

Intangible assets

The cost of intangible assets with determinable useful lives is amortized to reflect the pattern of economic benefits consumed on a straight-line basis over the estimated periods benefited. Software, technology, and other intangibles with contractual terms are generally amortized over their respective legal or contractual lives. When certain events or changes in operating conditions occur, an impairment assessment is performed and lives of intangible assets with determinable lives may be adjusted.

Intangible assets with finite useful lives are amortized over the estimated economic lives of the intangible assets as follows:

Types of intangible assets	The estimated useful lives of the intangible assets
Applications development	3 years
Software	2 years

Leasehold improvements and equipment, net

Leasehold improvements and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance and repairs are charged to expense; major additions to physical properties are capitalized.

Depreciation of leasehold improvements is provided using the straight-line method over the shorter of the remaining lease term or their estimated useful lives. Except for leasehold improvements, depreciation of equipment is computed using the straight-line method over the estimated useful lives of the assets with no residual value. The estimated useful lives are as follows:

Useful life
Motor vehicles	5 – 10 years
Office equipment	2 – 8 years
Furniture and fittings	5 years
Computer	3 years
Warehouse equipment	2 years
Machinery equipment	3 years
Leasehold improvements	5 years

Impairment of Intangible and Long-Lived Assets

The Company tests its intangible and long-lived assets for impairment at least annually and whenever events or circumstances change that indicate impairment may have occurred. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others and without limitation: a significant decline in the Company’s expected future cash flows; a sustained, significant decline in the Company’s stock price and market capitalization; a significant adverse change in legal factors or in the business climate of the Company’s segments; unanticipated competition; and slower growth rates.

Leases

A lease for which substantially all the benefits and risks incidental to ownership remain with the lessor is classified by the lessee as an operating lease. The Company records the lease expenses on a straight-line basis over the lease term.

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities — current and operating lease liabilities — non-current on the balance sheets. Finance leases are included in leasehold improvements and equipment, loan payable — current and loan payable — non-current in the balance sheets.

Operating lease right-of-use (“ROU”) assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Generally, the implicit rate of interest (“discount rate”) in arrangements is not readily determinable and the Company utilizes its incremental borrowing rate in determining the present value of lease payments. The Company’s incremental borrowing rate is a hypothetical rate based on its understanding of what its credit rating would be. The operating lease ROU asset includes any lease payments made and excludes lease incentives.

Leases with an initial term of 12 months or less are not recorded on the balance sheet. The Company accounts for the lease and non-lease components of its leases as a single lease component. Lease expense is recognized on a straight-line basis over the lease term.

Accounts payables and other current liabilities

Accounts payable and other current liabilities are liabilities for goods and services provided to the Company prior to the end of the financial year which are unpaid. They are recognized initially at their fair value and subsequently measured at amortized cost using the effective interest method. They are classified as current liabilities if payment is due within one year or less. If not, they are presented as non-current liabilities.

Convertible notes payable

Upon adoption of Accounting Standards Update (“ASU”) 2020-06 on January 1, 2022, the elimination of the beneficial conversion feature (“BCF”) and cash conversion models in ASC 470-20 that requires separate accounting for embedded conversion features in convertible instruments results in the convertible debt instruments being recorded as a single liability (i.e., there is no separation of the conversion feature, and all proceeds are allocated to the convertible debt instruments as a single unit of account). Unless conversion features are derivatives that must be bifurcated from the host contracts in accordance with ASC 815-15 or, in the case of convertible debt, if the instruments are issued with a substantial premium, in the latter case, ASC 470-20-25-13 requires the substantial premium to be attributable to the conversion feature and recorded in additional paid-in capital (APIC).

The Company accounted for these Notes as a single liability-classified instrument measured at amortized cost due to the adoption of ASU 2020-06. ASC Subtopic 470-20 “Debt — Debt with Conversion and Other Options” and ASC subtopic 815-40 “Hedging — Contracts in Entity’s Own Equity”. The Company has presented these Notes in current liabilities in the accompanying balance sheets. On November 27, 2023, these Note bearers signed another agreement with the Company to provide a waiver of the right of conversion of the Note into conversion shares (Note 1).

SAFE Notes Payable

The Company evaluates the Simple Agreement for Future Equity (“SAFE”) notes in accordance with ASC 480-10 and determined that the SAFEs represented an obligation that the Company must settle by issuing a variable number of its equity shares, the monetary value of which is known when entering into the SAFE. This provision requires the SAFE notes to be classified as marked-to-market liabilities. The SAFE notes are recorded as a liability at their estimated fair value.

Fair value measurements

The Company uses a three-tier fair value hierarchy to classify and disclose all assets and liabilities measured at fair value on a recurring basis, as well as assets and liabilities measured at fair value on a non-recurring basis, in periods subsequent to their initial measurement. The hierarchy requires the Company to use observable inputs when available, and to minimize the use of unobservable inputs, when determining fair value. The three tiers are defined as follows:

●	Level 1 — Observable inputs that reflect quoted market prices (unadjusted) for identical assets or liabilities in active markets;

●	Level 2 — Observable inputs other than quoted prices in active markets that are observable either directly or indirectly in the marketplace for identical or similar assets and liabilities; and

●	Level 3 — Unobservable inputs that are supported by little or no market data, which require the Company to develop its own assumptions.

As of December 31, 2023 and 2022, the carrying values of the Company’s financial instruments, including cash, accounts receivable and other assets, accounts payable and other current liabilities and loan payables, approximate their fair values due to the short-term nature of these instruments.

Revenue recognition

We adopted Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (ASC Topic 606) for all periods presented. The core principle underlying the revenue recognition of this ASU allows the Company to recognize revenue that represents the transfer of goods and services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. This will require the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods and services transfers to a customer.

To achieve that core principle, we apply five-step model to recognize revenue from customer contracts. The five-step model requires that we (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) we satisfy the performance obligation.

Product revenues

— Performance obligations satisfied at a point in time

The Company primarily sells goods through group orders directly through the Company’s mobile application. The Company accounts for the revenues generated from sales on a gross basis as the Company is acting as a principal in these transactions and is responsible for fulfilling the promise to provide the specified goods, which the Company has control of the goods and has the ability to direct the use of goods to obtain substantially all the benefits. Revenues are measured based on the amount of consideration that the Company expects to receive reduced by sales return and discount. In making this determination, the Company also assesses whether the Company is primarily obligated, subject to inventory risk, has latitude in establishing prices, or has met several but not all of these indicators in accordance with ASC 606-10-55-36 through 40. The Company recognizes the sales of goods when the control of the specified goods is transferred to customers which is upon delivery of goods to customers. Revenues also exclude any amounts collected on behalf of the third parties, including sales taxes and indirect taxes.

The Company sells goods to customers and the revenues are earned from the cash payment made by customers or customers settle their balances with “Assets”. The Company grants “Assets” upon (i) Cash collected from customers via Webuy mobile APP to top up their e-wallet balance; (ii) Refund to customers’ e-wallet due to order cancellation or products returned from customers; (iii) Commissions payable to Group Leaders for the provision of services to the Company. These “Assets” entitle the holders to offset future purchases. As such, “Assets” are initially recognized and recorded as “Advances from customers” upon the grant and when customers have yet placed the purchase orders to create an underlying sales agreement with the Company. The Company uses the term “Assets” to represent the payment procedures and balances of customers’ user accounts on the Company’s Webuy mobile APP platform.

Until “Assets” are used at the time when customers have placed the purchase orders, “Assets” of customers’ user accounts in the Company’s Webuy mobile APP will be reduced; as for the Company’s book-keeping, the Company reclassifies the “Advance from customers” balance to “Deferred revenue”. “Deferred revenue” is a contract liability that the Company is obligated to transfer goods to customers for which the Company has received consideration (or the amount is due) from customers in the form of cash or “Assets”. The balance of “Deferred revenue” represents unfulfilled performance obligations in the sales agreement, i.e. products that have not yet been delivered. Once the related products have been delivered, the amount in “Deferred revenue” account is shifted to a revenue account.

The revenue deferred from the previous year was fully recognized as income in the current year amounting to $1,007,494,859,990, $484,115, and $nil for the years ended December 31, 2023, 2022, and 2021, respectively.

Packaged-tour revenue

— Performance obligations satisfied at a point in time

Within each contract, the Company identify whether it is principal or agent at the performance obligation level. In arrangements where the Company has substantive control over the service before transferring it to the customer, and is primarily responsible for integrating the services into the final deliverables, the Company acts as principal. The Company’s revenue on the sale of packaged-tour is reported as a gross basis, that is, the amounts billed to the customer are recorded as revenues, and amounts paid to travel supplier (such as airlines, hotels, travel buses, etc.) are recorded as cost of revenues. The Company is principal in accordance with ASC paragraphs 606-10-55-36 through 55-40 because the Company controls the packaged-tour including the underlying travel services before the services are transferred to the customer. The control is evidenced by the Company being primarily responsible to its customer and is having a level of discretion in establishing pricing.

The Company operates as a single operating segment including product revenue from the sale of goods, which represent 76% of the Company’s revenues, and sale of packaged tour, which represent 24% of the Company’s revenues. Due to the integrated structure of the Company’s business, the sale of goods revenue and sale of packaged tour revenue are combined with each other. The Company’s chief operating decision maker, its Chief Executive Officer, reviews financial information on an aggregate basis for the purposes of allocating resources and evaluating financial performance. The Company’s primary operations are in Singapore and Indonesia, and it has derived substantially all of its revenue from sales to customers in these jurisdictions.

In accordance with ASC 280-10-50-40, the Company’s disaggregation information of revenues by each product and service or each group of similar products and services type which were recognized based on the nature of performance obligation disclosed above was as follows:

	For the years ended December 31,
Product/Service Type	2023	Percentage of Total Revenue	2022	Percentage of Total Revenue	2021	Percentage of Total Revenue
Food and beverage	$25,716,683	42%	$14,024,908	32%	$11,352,854	51%
Fresh produce	19,375,772	31%	21,254,818	48%	8,800,647	39%
Lifestyle and other personal care items	1,932,630	3%	2,846,407	6%	2,142,181	10%
Packaged-tour	14,661,085	24%	6,434,285	14%	—	—%
Total	$61,686,170	100%	$44,560,418	100%	$22,295,682	100%

Revenues classified by the geographic areas in which the customers were located was as follows:

	For the years ended December 31,
Product/Service Type	2023	Percentage of Total Revenue	2022	Percentage of Total Revenue	2021	Percentage of Total Revenue
Singapore	$25,254,134	41%	$24,786,700	55%	$18,208,294	82%
Indonesia	36,432,036	59%	19,541,277	44%	3,647,873	16%
Malaysia	—	—%	232,441	1%	439,515	2%
Total	$61,686,170	100%	$44,560,418	100%	$22,295,682	100%

During the years ended December 31, 2023, 2022 and 2021, all revenues were generated from third parties.

Cost of revenue

Costs are recognized when incurred. Cost of revenue consists of direct labor, materials, freight charges and other direct costs.

Net Loss Per Share

Basic earnings per share (“EPS”) is computed based on the weighted average number of ordinary shares outstanding during the period. Diluted EPS is computed based on the weighted average number of ordinary shares plus the effect of dilutive potential ordinary shares outstanding during the period using the treasury stock method and as if converted method. Dilutive potential ordinary shares include outstanding restricted stock units.

For the years ended December 31, 2023, 2022 and 2021, respectively, the restricted stock units were excluded from the computation of diluted net loss per share as the result was anti-dilutive.

Income Taxes

The Company accounts for income taxes using an asset and liability approach which allows for the recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized, or the liability is settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

The Company conducts its businesses in Singapore and Indonesia, and is subject to tax in these jurisdictions. As a result of its business activities, the Company will file separate tax returns in those countries that are subject to examination by the foreign tax authorities.

Related Parties

The Company follows ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions and balances.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. This standard requires a financial asset (or group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. This standard is effective for the Company on January 1, 2023.

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which adds a new Topic 326 to the Codification and removes the thresholds that companies apply to measure credit losses on financial instruments measured at amortized cost, such as loans, receivables, and held-to-maturity debt securities. Under current U.S. GAAP, companies generally recognize credit losses when it is probable that the loss has been incurred. The revised guidance will remove all recognition thresholds and will require companies to recognize an allowance for credit losses for the difference between the amortized cost basis of a financial instrument and the amount of amortized cost that the company expects to collect over the instrument’s contractual life. ASU 2016-13 also amends the credit loss measurement guidance for available-for-sale debt securities and beneficial interests in securitized financial assets. In April 2019, the FASB issued ASU 2019-04 which clarified the treatment of accrued interest when measuring credit losses. Entities may: (1) measure the allowance for credit losses on accrued interest receivable balances separately from other components of the amortized cost basis of associated financial assets; (2) make various accounting policy elections regarding the treatment of accrued interest receivable; or (3) elect a practical expedient to disclose separately the total amount of accrued interest included in the amortized cost basis as a single balance to meet certain disclosure requirements. ASU 2019-04 also clarified that expected recoveries of amounts previously written off and expected to be written off should be included in the valuation account and should not exceed the aggregate of amounts previously written off and expected to be written off by the entity. In addition, for collateral dependent financial assets, the amendments clarify that an allowance for credit losses that is added to the amortized cost basis of the financial asset(s) should not exceed amounts previously written off. In November 2019, the FASB issued ASU 2019-10, which delayed the effective date of ASU 2016-13 to fiscal years beginning after December 15, 2022 for smaller reporting companies, although early adoption is permitted.In November 2019, the FASB issued ASU 2019-11, “Codification Improvements to Topic 326, Financial Instruments – Credit Losses” which clarified or addressed specific issues about certain aspects of the amendments in ASU 2016-13. The amendments in ASU 2019-11 clarified the following: (1) The allowance for credit losses (ACL) for purchased financial assets with credit deterioration should include expected recoveries of amounts previously written off and expected to be written off by the entity and should not exceed the aggregate of amounts of the amortized cost basis previously written off and expected to be written off by an entity. In addition, the amendments clarify that when a method other than a discounted cash flow method is used to estimate expected credit losses, expected recoveries should not include any amounts that result in an acceleration of the noncredit discount. An entity may include increases in expected cashflows after acquisition; (2) Transition relief will be provided by permitting entities an accounting policy election to adjust the effective interest rate on existing troubled debt restructurings using prepayment assumptions on the date of adoption of Topic 326 rather than the prepayment assumptions in effect immediately before the restructuring; (3) Disclosure relief will be extended for accrued interest receivable balances to additional relevant disclosures involving amortized cost basis; (4) An entity should assess whether it reasonably expects the borrower will be able to continually replenish collateral securing the financial asset to apply the practical expedient. The amendments clarify that an entity applying the practical expedient should estimate expected credit losses for any difference between the amount of the amortized cost basis that is greater than the fair value of the collateral securing the financial asset (that is, the unsecured portion of the amortized cost basis). An entity may determine that the expectation of nonpayment for the amount of the amortized cost basis equal to the fair value of the collateral securing the financial asset is zero. In March 2022, the FASB issued ASU 2022-02 which clarified the treatment of accrued interest when measuring credit losses. The amendments in this Update eliminate the TDR recognition and measurement guidance and, instead, require that an entity evaluate (consistent with the accounting for other loan modifications) whether the modification represents a new loan or a continuation of an existing loan. The amendments enhance existing disclosure requirements and introduce new requirements related to certain modifications of receivables made to borrowers experiencing financial difficulty. For public business entities, the amendments in this Update require that an entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases within the scope of Subtopic 326-20. The Company adopted this standard on January 1, 2023.

All new standards and amendments that are effective for annual reporting period commencing January 1, 2023 have been applied by the Company for the year ended December 31, 2023. The adoption of these new and amended standards did not have material impact on the unaudited interim consolidated financial statements of the Company. A number of new standards and amendments to standards have not come into effect for the year beginning January 1, 2023, and they have not been early adopted by the Company in preparing these consolidated financial statements. None of these new standards and amendments to standards is expected to have a significant effect on the consolidated financial statements of the Company.